Exhibit 77C  Matters submitted to a vote of security holders

On January 27, 2003, a Special Meeting of Shareholders of CMC Fund Trust was held to conduct a vote for and against the approval of the Items listed on the Proxy Statement for said meeting. The votes cast at the Meeting were as follows:

Proposal 1. (Series #1-#8)
Election of Messrs. James C. George, J. Jerry Inskeep, Jr., Charles R. Nelson, Patrick J. Simpson and Richard L. Woolworth as Trustees:

Total shares in favor of proposal:     62,283,576                   42%
Total shares against proposal:            260,841                    2%
Total shares abstaining proposal:      84,342,838                   <1%
Trustees Elected


CMC SMALL CAP FUND (Series #1)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal: 14,003,733                     22%
Total shares against sub proposal:      9,754,552                     16%
Total shares abstaining sub proposal:     693,012                      1%
Adjourned

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal: 13,208,630             21%
Total shares against sub proposal:     10,549,655             17%
Total shares abstaining sub proposal:     693,012              1%
Adjourned

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:  22,991,359            37%
Total shares against sub proposal:         766,926             1%
Total shares abstaining sub proposal:      693,012             1%
Adjourned

Proposal 2d.
Modify the Fund's Fundamental Investment Restriction Regarding Buying and Selling Real Estate.

Total shares in favor of sub proposal: 21,809,180               35%
Total shares against sub proposal:      1,949,104                3%
Total shares abstaining sub proposal:     693,012                1%
Adjourned

Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal: 24,451,298               39%
Total shares against sub proposal:              0                0%
Total shares abstaining sub proposal:           0                0%
Passed


CMC INTERNATIONAL STOCK FUND (Series #2)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:    1,087,868                51%
Total shares against sub proposal:          106,470                 5%
Total shares abstaining sub proposal:             0                 0%
Passed

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:    1,087,868                51%
Total shares against sub proposal:          106,470                 5%
Total shares abstaining sub proposal:             0                 0%
Passed

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:   1,087,868                 51%
Total shares against sub proposal:         106,470                  5%
Total shares abstaining sub proposal:            0                  0%
Passed

Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal:    1,087,868            51%
Total shares against sub proposal:          106,470             5%
Total shares abstaining sub proposal:             0             0%
Passed


CMC HIGH YIELD FUND (Series #3)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:     12,069,859                30%
Total shares against sub proposal:          2,394,027                 6%
Total shares abstaining sub proposal:         987,431                 3%
Adjourned

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:     13,377,314               34%
Total shares against sub proposal:          1,086,571                3%
Total shares abstaining sub proposal:               0                0%
Adjourned

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:    13,377,314                  34%
Total shares against sub proposal:         1,086,571                   3%
Total shares abstaining sub proposal:              0                   0%
Adjourned

Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal:   15,307,093                   38%
Total shares against sub proposal:          144,224                    1%
Total shares abstaining sub proposal:             0                    0%
Passed


CMC SHORT TERM BOND FUND (Series #4)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:     2,933,673                   25%
Total shares against sub proposal:                 0                    0%
Total shares abstaining sub proposal:      2,455,254                   21%
Adjourned

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:    2,933,673                   25%
Total shares against sub proposal:                0                    0%
Total shares abstaining sub proposal:     2,455,254                   21%
Adjourned

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:    2,933,673                   25%
Total shares against sub proposal:                0                    0%
Total shares abstaining sub proposal:     2,455,254                   21%
Adjourned

Proposal 2e.
Modify the Fund's Fundamental Investment Restriction Regarding Borrowing.

Total shares in favor of sub proposal:     2,933,673                   25%
Total shares against sub proposal:                 0                    0%
Total shares abstaining sub proposal:      2,455,254                   21%
Adjourned

Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal:   5,388,962                     47%
Total shares against sub proposal:               0                      0%
Total shares abstaining sub proposal:            0                      0%
Passed


CMC FIXED INCOME SECURITIES FUND (Series #5)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:         540,348               21%
Total shares against sub proposal:             919,477               36%
Total shares abstaining sub proposal:                0                0%
Failed

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:       540,348                 21%
Total shares against sub proposal:           919,477                 36%
Total shares abstaining sub proposal:              0                  0%
Failed

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:           540,348               21%
Total shares against sub proposal:               919,477               36%
Total shares abstaining sub proposal:                  0                0%
Failed

Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal:        540,348                 21%
Total shares against sub proposal:            919,477                 36%
Total shares abstaining sub proposal:               0                  0%
Adjourned


CMC SMALL/MID CAP FUND (Series #7)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:      6,246,208                79%
Total shares against sub proposal:             91,743                 1%
Total shares abstaining sub proposal:               0                 0%
Passed

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:        6,246,208              79%
Total shares against sub proposal:               91,743               1%
Total shares abstaining sub proposal:                 0               0%
Passed

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:         6,246,208           79%
Total shares against sub proposal:                91,743            1%
Total shares abstaining sub proposal:                  0            0%
Passed

Proposal 2d.
Modify the Fund's Fundamental Investment Restriction Regarding Buying and Selling Real Estate.

Total shares in favor of sub proposal:      6,246,208                79%
Total shares against sub proposal:             91,743                 1%
Total shares abstaining sub proposal:               0                 0%
Passed

Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal:       6,246,208                  79%
Total shares against sub proposal:              91,743                   1%
Total shares abstaining sub proposal:                0                   0%
Passed


CMC STRATEGIC EQUITY FUND (Series #8)
Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal:        8,260,721               41%
Total shares against sub proposal:                    0                0%
Total shares abstaining sub proposal:                 0                0%
Passed



On February 18, 2003, a Special Meeting of Shareholders of CMC Fund Trust was held to conduct a vote for and against the approval of the Items listed on the Proxy Statement for said meeting. The votes cast at the Meeting were as follows:


CMC SMALL CAP FUND (Series #1)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:        16,339,041               26%
Total shares against sub proposal:            13,956,148               22%
Total shares abstaining sub proposal:            693,012                1%
Adjourn

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:          19,745,534              32%
Total shares against sub proposal:              10,549,655              17%
Total shares abstaining sub proposal:              693,012               1%
Adjourn

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:      29,528,263                  47%
Total shares against sub proposal:             766,926                   1%
Total shares abstaining sub proposal:          693,012                   1%
Adjourn

Proposal 2d.
Modify the Fund's Fundamental Investment Restriction Regarding Buying and Selling Real Estate.

Total shares in favor of sub proposal:     24,144,488                 39%
Total shares against sub proposal:          6,150,700                 10%
Total shares abstaining sub proposal:         693,012                  1%
Adjourn


CMC HIGH YIELD FUND (Series #3)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:     15,696,132                39%
Total shares against sub proposal:          2,394,027                 6%
Total shares abstaining sub proposal:         260,841                <1%
Adjourn

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:     17,003,587                43%
Total shares against sub proposal:          1,086,571                 3%
Total shares abstaining sub proposal:         260,841                <1%
Adjourn

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:      17,003,587               43%
Total shares against sub proposal:           1,086,571                3%
Total shares abstaining sub proposal:          260,841               <1%
Adjourn


CMC SHORT TERM BOND FUND (Series #4)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of sub proposal:     10,394,489                 90%
Total shares against sub proposal:                  0                  0%
Total shares abstaining sub proposal:               0                  0%
Pass

Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of sub proposal:      7,419,806            64%
Total shares against sub proposal:          2,974,682            26%
Total shares abstaining sub proposal:               0             0%
         Pass

Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of sub proposal:       10,394,489                 90%
Total shares against sub proposal:                    0                  0%
Total shares abstaining sub proposal:                 0                  0%
Pass

Proposal 2e.
Modify the Fund's Fundamental Investment Restriction Regarding Borrowing.

Total shares in favor of sub proposal:       7,419,806                 64%
Total shares against sub proposal:           2,974,682                 26%
Total shares abstaining sub proposal:                0                  0%
Pass


CMC FIXED INCOME SECURITIES FUND (Series #5)
Proposal 3.
Ratify the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants.

Total shares in favor of sub proposal:    1,019,251                  39%
Total shares against sub proposal:          919,477                  36%
Total shares abstaining sub proposal:             0                   0%
Pass




On March 4, 2003, a Special Meeting of Shareholders of CMC Fund Trust was held to conduct a vote for and against the approval of the Items listed on the Proxy Statement for said meeting. The votes cast at the Meeting were as follows:


CMC SMALL CAP FUND (Series #1)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of subproposal:            20,058,808             32%
Total shares against subproposal:                13,956,148             22%
Total shares abstaining subproposal:                693,012              1%
Fail


Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of subproposal:       21,010,772               33%
Total shares against subproposal:           13,004,183               21%
Total shares abstaining subproposal:           693,012                1%
Fail


Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of subproposal:      33,248,029                53%
Total shares against subproposal:             766,926                 1%
Total shares abstaining subproposal:          693,012                 1%
Pass


Proposal 2d.
Modify the Fund's Fundamental Investment Restriction Regarding Buying and Selling Real Estate.

Total shares in favor of subproposal:       27,864,255                44%
Total shares against subproposal:        6,150,700.693                10%
Total shares abstaining subproposal:       693,012.839                 1%
Pass


CMC HIGH YIELD FUND (Series #3)
Proposal 2a.
Modify the Fund's Fundamental Investment Restriction Regarding Lending by the Fund.

Total shares in favor of subproposal:     16,821,996                   42%
Total shares against subproposal:          2,394,027                    6%
Total shares abstaining subproposal:         260,841                   <1%
Fail


Proposal 2b.
Reclassify as Non-Fundamental the Fund's Fundamental Investment Restriction Regarding Investments in Restricted and Illiquid Securities.

Total shares in favor of subproposal:     18,129,451                  46%
Total shares against subproposal:          1,086,571                   3%
Total shares abstaining subproposal:         260,841                  <1%
Fail


Proposal 2c.
Eliminate the Fund's Investment Restriction Regarding the Purchase of Securities of Other Investment Companies.

Total shares in favor of subproposal:         18,129,451                46%
Total shares against subproposal:              1,086,571                 3%
Total shares abstaining subproposal:             260,841                <1%
Fail

EXHIBIT 77.H


77.H     CHANGES IN CONTROL OF REGISTRANT

Small Cap Fund (series #01):

No client had controlling interest in this fund.


International Stock Fund (series #02):

Controlling interest stayed with Lumber Industry
Pension Fund at 31.7%. Controlling interest also went to Freightliner Pension Plan at 28.0%. No other clients hold more than 25% of the fund.


High Yield Fund (series #03):

No client had controlling interest in this fund.


Short Term Bond Fund (series #04):

Controlling interest stayed with Oregon Health Sciences University at 26.9%. No other client holds more than 25% of the fund.


Fixed Income Securities Fund (series #05)

Controlling interest stayed with Local Union 191 IBEW Joint Trust Funds at 40.2% with no other client holding more than 25% of the fund.


International Bond Fund (series #06)

No clients were invested in this fund.


Small/Mid Cap Fund (series #07)

No client had controlling interest in this fund.


Strategic Equity Fund (series #08)

No client had controlling interest in this fund.




EXHIBIT 77.O

77.O     TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3


High Yield Fund (series #03):


Qualifying transactions are listed below. On a quarterly basis, the Registrant's Board of Directors receives a Form 10F-3 containing information that enables them to determine that all purchases made during the quarter were effected in compliance with the Registrant's 10F-3 procedures.


1)       Issuer: Cinemark USA Date of Purchase: 02/06/2003
      Underwriter from whom Purchased:
                          Lehman Brothers
      Affiliated Underwriters:
                                Fleet Securities, Inc.
         Other Members of Syndicate:
                             Bank of America
                             Bank of New York
      Aggregate dollar amount of purchase:
                          $530,000
      Aggregate dollar amount of offering:
                          $150,000,000
         Purchase price (net of fees and expenses):
                          $100
      Date offering commenced:
                          02/6/2003
         Commission:         $14,575.00 net



2)       Issuer: Houghton Mifflin Date of Purchase: 01/24/2003
      Underwriter from whom Purchased:
                          Goldman Sachs
      Affiliated Underwriters:
                                Fleet Securities, Inc.
         Other Members of Syndicate:
                             Deutsche Bank
                             Bank One
      Aggregate dollar amount of purchase:
                          $520,905
      Aggregate dollar amount of offering:
                          $400,000,000
         Purchase price (net of fees and expenses):
                          $99.22
      Date offering commenced:
                          01/24/2003
         Commission:         $10,418.10 net


3)       Issuer: Westport Resources Date of Purchase: 12/11/2002
      Underwriter from whom Purchased:
                          Credit Suisse First Boston
      Affiliated Underwriters:
                                Fleet Securities, Inc.
         Other Members of Syndicate:
                          None
         Aggregate dollar amount of purchase:
                          $762,200
      Aggregate dollar amount of offering:
                          $300,000,000
         Purchase price (net of fees and expenses):
                          $103.000
      Date offering commenced:
                          12/11/2002
         Commission:         $17,149.50 net



4)    Issuer:         RH Donnelly Finance Corporation     10 7/8% due 12/15/12
         Date of Purchase:   11/26/2002
      Underwriter from whom Purchased:
                          Salomon Smith Barney, Deutsche Bank Securities, Bear Stearns & Co., Inc.
      Affiliated Underwriters:
                                Fleet Securities, Inc.
         Other Members of Syndicate:
                          None
         Aggregate dollar amount of purchase:
                          $85,000
      Aggregate dollar amount of offering:
                          $600,000,000
         Purchase price (net of fees and expenses):
                          $100.000
      Date offering commenced:
                          11/26/2002
         Commission:         $2,216.80 net



5)    Issuer:             RH Donnelly Finance Corporation  8 7/8% due 12/15/10
         Date of Purchase:   11/26/2002
      Underwriter from whom Purchased:
                          Salomon Smith Barney, Deutsche Bank Securities,
                          Bear Stearns & Co., Inc.
      Affiliated Underwriters:
                                Fleet Securities, Inc.
         Other Members of Syndicate:
                             None
         Aggregate dollar amount of purchase:
                          $50,000
      Aggregate dollar amount of offering:
                          $325,000,000
         Purchase price (net of fees and expenses):
                          $100.000
      Date offering commenced:
                          11/26/2002
         Commission:         $1,304.00 net

Fixed Income Securities Fund (series #05):


Qualifying transactions are listed below. On a quarterly basis, the Registrant's Board of Directors receives a Form 10F-3 containing information that enables them to determine that all purchases made during the quarter were effected in compliance with the Registrant's 10F-3 procedures.


1)       Issuer: Morgan Stanley Date of Purchase: 04/30/2003
      Underwriter from whom Purchased:
                          Morgan Stanley
      Affiliated Underwriters:
                                Fleet Securities, Inc.
         Other Members of Syndicate:
                             BMO Nesbitt Burns Inc.
                             Credit Lyonnais Securities
                             Loop Capital Markets LLC
                                Scotia Capital Inc.
      Aggregate dollar amount of purchase:
                          $49,727
      Aggregate dollar amount of offering:
                          $1,250,000,000
         Purchase price (net of fees and expenses):
                          $97.453
      Date offering commenced:
                          04/30/2003
         Commission:         $1,000.00 net



Exhibit 77Q1e  Investment Advisory Contracts

International Stock Fund (Series #02)

                                  AMENDMENT NO. 1
                                        TO
                                  CMC FUND TRUST
                              CMC INTERNATIONAL STOCK FUND
                              INVESTMENT ADVISORY CONTRACT



Amendment No. 1

         This is entered into this 27th day of February 2003 between CMC International Stock Fund, a portfolio of CMC Fund Trust, an Oregon business trust, (the "Fund") and Columbia Management Co., an Oregon corporation (the "Adviser").

Background

1. On December 10, 1997 the Fund and Adviser entered into an Investment Advisory Contract (the "Agreement"). The parties wish to amend the Agreement to provide for a unified fee structure.

         Therefore, in consideration of the above, the Agreement is amended as follows:

Agreement

1. Section 2 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Allocation of Charges and Expenses.

         (a) With respect to the Fund, the Adviser shall pay all operating costs and expenses of the Fund (other than those described in subsection (b) below, which shall be paid by the Trust) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Trust's registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Trust, ordinary office expenses (other than the expense of clerical services relating to the administration of the Trust), and for any other expenses that, if otherwise borne by the Trust, would cause the Trust to "be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter" pursuant to Rule 12b-1 under the Act, of each class of each series. The Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Fund.

         (b) The Trust shall not be required to pay any expenses of the Trust other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.

2. Section 3 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Compensation of the Adviser

         (a) For services to be rendered, the facilities to be furnished, and the payments to be made by the Adviser, as provided in Sections 1 and 2 of this Agreement, for each calendar month each portfolio of the Trust shall pay, on behalf of each of the Funds, to the Adviser a management fee computed at the annual rate set forth below based on the Fund's daily net assets:

                  CMC International Stock Fund                         0.75%

If the asset value is not required to be determined on any particular business day, then for the purposes of this Section 3, the net asset value of a share as last determined shall be deemed to be the asset value of a share as of the close of business on that day. If there is no business day in any calendar month, the fee shall be computed on the basis of the asset value of a share as last determined, multiplied by the average number of shares outstanding on the last day of the month.

         (b) If the Board of Trustees of the Trust determines to issue any additional series or any classes of shares of any Fund for which it is proposed that the Adviser serve as investment manager, the Trust and the Adviser may enter into an Addendum to this Agreement setting forth the name for the series, the applicable fee and such other terms and conditions as are applicable to the management of such series of shares.

         In all other respects, the Agreement shall remain in full force and effect.


                                 CMC FUND TRUST


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------



                                            COLUMBIA MANAGEMENT COMPANY


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------








High Yield Fund (Series #03)

                                AMENDMENT NO. 1
                                     TO
                                CMC FUND TRUST

                               CMC HIGH YIELD FUND

                          INVESTMENT ADVISORY CONTRACT



Amendment No. 1

         This is entered into this 27th day of February 2003 between CMC High Yield Fund, a portfolio of CMC Fund Trust, an Oregon business trust, (the "Fund") and Columbia Management Co., an Oregon corporation (the "Adviser").

Background

1. On December 10, 1997 the Fund and Adviser entered into an Investment Advisory Contract (the "Agreement"). The parties wish to amend the Agreement to provide for a unified fee structure.

         Therefore, in consideration of the above, the Agreement is amended as follows:

Agreement

1. Section 2 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Allocation of Charges and Expenses.

         (a) With respect to the Fund, the Adviser shall pay all operating costs and expenses of the Fund (other than those described in subsection (b) below, which shall be paid by the Trust) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Trust's registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Trust, ordinary office expenses (other than the expense of clerical services relating to the administration of the Trust), and for any other expenses that, if otherwise borne by the Trust, would cause the Trust to "be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter" pursuant to Rule 12b-1 under the Act, of each class of each series. The Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Fund.

         (b) The Trust shall not be required to pay any expenses of the Trust other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.

2. Section 3 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Compensation of the Adviser

         (a) For services to be rendered, the facilities to be furnished, and the payments to be made by the Adviser, as provided in Sections 1 and 2 of this Agreement, for each calendar month each portfolio of the Trust shall pay, on behalf of each of the Funds, to the Adviser a management fee computed at the annual rate set forth below based on the Fund's daily net assets:

                  CMC High Yield Fund                         0.40 %

If the asset value is not required to be determined on any particular business day, then for the purposes of this Section 3, the net asset value of a share as last determined shall be deemed to be the asset value of a share as of the close of business on that day. If there is no business day in any calendar month, the fee shall be computed on the basis of the asset value of a share as last determined, multiplied by the average number of shares outstanding on the last day of the month.

         (b) If the Board of Trustees of the Trust determines to issue any additional series or any classes of shares of any Fund for which it is proposed that the Adviser serve as investment manager, the Trust and the Adviser may enter into an Addendum to this Agreement setting forth the name for the series, the applicable fee and such other terms and conditions as are applicable to the management of such series of shares.

         In all other respects, the Agreement shall remain in full force and effect.


                                 CMC FUND TRUST


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------



                                            COLUMBIA MANAGEMENT COMPANY


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------









International Bond Fund (Series # 06)


                                     AMENDMENT NO. 1
                                           TO
                                     CMC FUND TRUST
                                CMC INTERNATIONAL BOND FUND

                                INVESTMENT ADVISORY CONTRACT



Amendment No. 1

         This is entered into this 27th day of February 2003 between CMC International Bond Fund, a portfolio of CMC Fund Trust, an Oregon business trust, (the "Fund") and Columbia Management Co., an Oregon corporation (the "Adviser").

Background

1. On June 29, 2000 the Fund and Adviser entered into an Investment Advisory Contract (the "Agreement"). The parties wish to amend the Agreement to provide for a unified fee structure.

         Therefore, in consideration of the above, the Agreement is amended as follows:

Agreement

1. Section 2 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Allocation of Charges and Expenses.

         (a) With respect to the Fund, the Adviser shall pay all operating costs and expenses of the Fund (other than those described in subsection (b) below, which shall be paid by the Trust) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Trust's registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Trust, ordinary office expenses (other than the expense of clerical services relating to the administration of the Trust), and for any other expenses that, if otherwise borne by the Trust, would cause the Trust to "be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter" pursuant to Rule 12b-1 under the Act, of each class of each series. The Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Fund.

         (b) The Trust shall not be required to pay any expenses of the Trust other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.

2. Section 3 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Compensation of the Adviser

         (a) For services to be rendered, the facilities to be furnished, and the payments to be made by the Adviser, as provided in Sections 1 and 2 of this Agreement, for each calendar month each portfolio of the Trust shall pay, on behalf of each of the Funds, to the Adviser a management fee computed at the annual rate set forth below based on the Fund's daily net assets:

                  CMC International Bond Fund                          0.40%

If the asset value is not required to be determined on any particular business day, then for the purposes of this Section 3, the net asset value of a share as last determined shall be deemed to be the asset value of a share as of the close of business on that day. If there is no business day in any calendar month, the fee shall be computed on the basis of the asset value of a share as last determined, multiplied by the average number of shares outstanding on the last day of the month.

         (b) If the Board of Trustees of the Trust determines to issue any additional series or any classes of shares of any Fund for which it is proposed that the Adviser serve as investment manager, the Trust and the Adviser may enter into an Addendum to this Agreement setting forth the name for the series, the applicable fee and such other terms and conditions as are applicable to the management of such series of shares.

         In all other respects, the Agreement shall remain in full force and effect.


                                 CMC FUND TRUST


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------



                                            COLUMBIA MANAGEMENT COMPANY


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------









Small/Mid Cap Fund (Series #07)


                              AMENDMENT NO. 1
                                    TO
                               CMC FUND TRUST
                             CMC SMALL/MID CAP FUND

                         INVESTMENT ADVISORY CONTRACT



Amendment No. 1

         This is entered into this 27th day of February 2003 between CMC Small/Mid Cap Fund, a portfolio of CMC Fund Trust, an Oregon business trust, (the "Fund") and Columbia Management Co., an Oregon corporation (the "Adviser").

Background

1. On October 16th, 2000 the Fund and Adviser entered into an Investment Advisory Contract (the "Agreement"). The parties wish to amend the Agreement to provide for a unified fee structure.

         Therefore, in consideration of the above, the Agreement is amended as follows:

Agreement

1. Section 2 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Allocation of Charges and Expenses.

         (a) With respect to the Fund, the Adviser shall pay all operating costs and expenses of the Fund (other than those described in subsection (b) below, which shall be paid by the Trust) including custodian fees, transfer agent fees, legal fees for the Fund, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Trust's registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Trust, ordinary office expenses (other than the expense of clerical services relating to the administration of the Trust), and for any other expenses that, if otherwise borne by the Trust, would cause the Trust to "be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter" pursuant to Rule 12b-1 under the Act, of each class of each series. The Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Fund.

         (b) The Trust shall not be required to pay any expenses of the Trust other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.

2. Section 3 of the Agreement is deleted in its entirety and in its place is inserted the following:

         Compensation of the Adviser

         (a) For services to be rendered, the facilities to be furnished, and the payments to be made by the Adviser, as provided in Sections 1 and 2 of this Agreement, for each calendar month each portfolio of the Trust shall pay, on behalf of each of the Funds, to the Adviser a management fee computed at the annual rate set forth below based on the Fund's daily net assets:

                  CMC Small/Mid Cap Fund                      0.75%

If the asset value is not required to be determined on any particular business day, then for the purposes of this Section 3, the net asset value of a share as last determined shall be deemed to be the asset value of a share as of the close of business on that day. If there is no business day in any calendar month, the fee shall be computed on the basis of the asset value of a share as last determined, multiplied by the average number of shares outstanding on the last day of the month.

         (b) If the Board of Trustees of the Trust determines to issue any additional series or any classes of shares of any Fund for which it is proposed that the Adviser serve as investment manager, the Trust and the Adviser may enter into an Addendum to this Agreement setting forth the name for the series, the applicable fee and such other terms and conditions as are applicable to the management of such series of shares.

         In all other respects, the Agreement shall remain in full force and effect.


                                 CMC FUND TRUST


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------



                                            COLUMBIA MANAGEMENT COMPANY


                                            By
                                               ---------------------------------
                                            Title
                                                  ------------------------------









CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Emerging Markets Equity Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Corporate Bond Fund and CMG Mortgage and Asset-Backed Securities Fund(Series #9-#20)


                                  CMC FUND TRUST
                           INVESTMENT ADVISORY CONTRACT

         This Agreement is made the 29th day of January, 2003 between CMC FUND TRUST, an Oregon business trust (the "Trust"), and COLUMBIA MANAGEMENT CO., an Oregon corporation having its principal place of business in Portland, Oregon (the "Adviser"). The Trust is registered as an open-end investment company pursuant to the Investment Company Act of 1940 (the "Act"). The Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940. The Trust has established certain series of shares set forth in Section 3 of this Agreement (each a "Fund", collectively the "Funds") and this Agreement relates to services to be performed by the Adviser with respect to the Funds.

                              AGREEMENT

         Now, therefore, in consideration of the promises in this Agreement, the parties agree as follows:

         1. Duties of Adviser. With respect to each of the Funds, the Adviser shall regularly provide the Trust with research, advice, and supervision with respect to investment matters and shall furnish continuously an investment program, determining what securities shall be purchased or sold and what portion of the Trust's assets shall be held invested or uninvested, subject always to the provisions of the Act and the Trust's Declaration of Trust and Bylaws, and amendments thereto, which amendments shall be furnished to the Adviser by the Trust. The Adviser shall take any steps necessary or appropriate to carry out its decisions in regard to the foregoing matters and the general conduct of the business of the Trust. The Adviser may take into consideration receipt of research and statistical information and other services rendered to the Trust in the allocation of commissions from portfolio brokerage business.

         2. Allocation of Charges and Expenses.

         (a) With respect to the Funds, the Adviser shall pay all operating costs and expenses of the Funds (other than those described in subsection (b) below, which shall be paid by the Trust) including custodian fees, transfer agent fees, legal fees for the Funds, accounting expenses (other than auditing fees), and governmental fees, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Trust's registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports, all executive salaries and executive expenses, office rent of the Trust, ordinary office expenses (other than the expense of clerical services relating to the administration of the Trust), and for any other expenses that, if otherwise borne by the Trust, would cause the Trust to "be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter" pursuant to Rule 12b-1 under the Act, of each class of each series. The Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to each of the Funds.

         (b) The Trust shall not be required to pay any expenses of the Trust other than the following: disinterested trustees fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Funds.

         3. Compensation of the Adviser.

         (a) For services to be rendered, the facilities to be furnished, and the payments to be made by the Adviser, as provided in Sections 1 and 2 of this Agreement, for each calendar month the Trust shall pay, on behalf of each of the Funds, to the Adviser a management fee computed at the annual rate set forth below based on the applicable Fund's daily net assets:

----------------------------------------------- ---------------------------
             Name of Fund                             Applicable Fee Rate
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Enhanced S&P 500 Index Fund                                        0.25%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Large Cap Growth Fund                                              0.50%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Large Cap Value Fund                                               0.50%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Mid Cap Growth Fund                                                0.70%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Mid Cap Value Fund                                                 0.70%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Small Cap Growth Fund                                              0.80%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Small Cap Value Fund                                               0.80%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Emerging Markets Equity Fund                                       0.90%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Core Plus Bond Fund                                                0.00%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Government Bond Fund                                               0.25%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Corporate Bond Fund                                                0.25%
----------------------------------------------- ---------------------------
----------------------------------------------- ---------------------------
CMC Mortgage and Asset-Backed Securities Fund                          0.25%
----------------------------------------------- ---------------------------

If the asset value is not required to be determined on any particular business day, then for the purposes of this Section 3, the asset value of a share as last determined shall be deemed to be the asset value of a share as of the close of business on that day. If there is no business day in any calendar month, the fee shall be computed on the basis of the asset value of a share as last determined, multiplied by the average number of shares outstanding on the last day of the month.

         (b) If the Board of Trustees of the Trust determines to issue any additional series or any classes of shares of any Fund for which it is proposed that the Adviser serve as investment manager, the Trust and the Adviser may enter into an Addendum to this Agreement setting forth the name of the series, the applicable fee and such other terms and conditions as are applicable to the management of such series of shares.

         4. Covenants of the Adviser. In connection with purchases or sales of portfolio securities for the account of a Fund, neither the Adviser nor any officer, director, or employee of the Adviser shall act as a principal. The Adviser covenants that it and its employees will comply with investment restrictions of the Trust's Bylaws applicable to them. If the Adviser or any of its affiliates give any advice to clients concerning the shares of any of the Funds, it will act solely as investment counsel for the clients and not on behalf of the Trust.

         5. Limitation on Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this agreement relates, except a loss resulting from willful malfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust may have under any federal securities laws.

         6. Duration and Termination of this Agreement.

         (a) This Agreement shall remain in force for two years from the date hereof, and it may be continued from year to year thereafter if approved annually by a vote of a majority of the Trust's shareholders or by its trustees and in either case a vote of a majority of the trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

         (b) This Agreement may be terminated at any time without the payment of any penalty by vote of the trustees of the Trust, by vote of a majority of the outstanding shares of a Fund (with respect to that series of the Trust), or by the Adviser, on 60 days written notice to the other party.

         (c) This Agreement shall automatically terminate if it is assigned. The Adviser shall notify the Trust of any change in the officers or directors of the Adviser within a reasonable time after the change. The terms "assignment," "vote of a majority of the outstanding voting securities," and "interested persons" shall have the meanings specified in the Act.

         7. Applicable to Specific Funds. The Adviser agrees that, with respect to any obligation of the Trust under this Agreement, the Adviser shall look only to the assets of the Fund to which the obligation relates.

         8. Subcontracts. In rendering the services to be provided pursuant to this Agreement, the Adviser may in its discretion, from time to time, engage or associate itself with such persons or entities as it determines is necessary or convenient and contract with such persons or entities to obtain information, investment advisory and management services, or such other services as the Adviser deems appropriate. Any fees, compensation or expenses to be paid to any such person or entity shall be paid by the Adviser, and no obligation to such person or entity shall be incurred on behalf of the Trust. Any arrangement entered into pursuant to this paragraph shall, to the extent required by law, be subject to the approval of the Trustees of the Trust, including a majority of the independent trustees, and the shareholders of the Trust.

         IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first written above.

                                 CMC FUND TRUST



                                        By
                                          -----------------------------------
                                            Title:   President


                                            COLUMBIA MANAGEMENT COMPANY



                                            By
                                       ----------------------------------------
                                            Title:   Chief Executive Officer